SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 14, 2005


                           J. C. PENNEY COMPANY, INC.
             (Exact name of registrant as specified in its charter)


    Delaware                          1-15274                     26-0037077
(State or other jurisdiction       (Commission File No.)      (I.R.S. Employer
    of incorporation )                                       Identification No.)

6501 Legacy Drive
Plano, Texas                                                     75024-3698
(Address of principal executive offices)                         (Zip code)


Registrant's telephone number, including area code:  (972) 431-1000



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13d-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01         Financial Statements and Exhibits

Attached are the following  forms of award and/or  election under the referenced
J. C. Penney Company, Inc. compensatory plans:

         2001 Equity Compensation Plan
         ------------------------------

          Exhibit 10.1 Form of Notice of Restricted Stock Unit Award

          Exhibit 10.2 Form of Notice of Restricted Stock Award

          Exhibit 10.3 Form of Grant of Stock  Option(s),  Special  Stock Option
                       Grant

          Exhibit 10.4 Form of Director's election to receive annual all/portion of annual cash retainer in J. C. Penney Company, Inc. Common Stock

          Exhibit 10.5 Form of Notice of Restricted  Stock Award - Non-Associate
                       Director Annual Grant

         Deferred Compensation Plan for Directors
         -----------------------------------------

          Exhibit 10.6 Form of Notice of Election to Defer

          Exhibit 10.7 Form of Notice of Change in the Amount of Fees Deferred

          Exhibit 10.8 Form of Notice of Change of Factor for Deferral Account

          Exhibit 10.9 Form of Notice of Termination of Election to Defer

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      J. C. PENNEY COMPANY, INC.



                                      By: /s/ Joanne L. Bober
                                         -------------------------
                                          Joanne L. Bober
                                          Senior Vice President, General Counsel
                                          and Secretary



Date:  February 14, 2005



                                  EXHIBIT INDEX

         Exhibit Number                              Description

           Exhibit 10.1                       Form of Notice of Restricted Stock Unit Award
           Exhibit 10.2                       Form of Notice of Restricted Stock Award
           Exhibit 10.3                       Form of Grant of Stock Option(s), Special Stock
                                              Option Grant
           Exhibit 10.4                       Form of Director's election to receive annual
                                              all/portion of annual cash retainer in J. C. Penney
                                              Company, Inc. Common Stock
           Exhibit 10.5                       Form of Notice of Restricted Stock Award - Non-
                                              Associate Director Annual Grant
           Exhibit 10.6                       Form of Notice of Election to Defer
           Exhibit 10.7                       Form of Notice of Change in the Amount of Fees
                                              Deferred
           Exhibit 10.8                       Form of Notice of Change of Factor for Deferral
                                              Account
           Exhibit 10.9                       Form of Notice of Termination of Election to Defer